UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2006 (April 20, 2006)

                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                     1-5440               86-0636534
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  (State or other jurisdiction of       (Commission           (IRS Employer
           incorporation)               File Number)       Identification No.)


               2390 Camelback Road, Suite 400
                      Phoenix, Arizona                       85016
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   -----------------------------


                                    (Former name or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.        Material Modification to Rights of Security Holders


         In order to give effect to an amendment, dated as of April 18, 2006, to the Agreement and Plan of Merger, dated as of March 13, 2006 (the "Merger Agreement"), among Aztar Corporation (the "Company"), Pinnacle Entertainment, Inc. ("Pinnacle") and PNK Development 1, Inc., on April 20, 2006, the Company and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.) executed Amendment No. 2 ("Amendment No. 2") to the Rights Agreement, dated as of December 14, 1999, and amended as of March 14, 2006 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent.


         Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement. Amendment No. 2 provides that neither Pinnacle nor any of its subsidiaries shall be deemed an Acquiring Person
(x) by virtue of their acquisition, or their right to acquire, beneficial ownership of Common Stock of the Company as a result of their execution of the Merger Agreement (after giving effect to any amendment to the Merger Agreement),
(y) the consummation of the Merger, or (z) any other transaction contemplated by the Merger.

         The Rights Agreement is filed as Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1999 and is incorporated herein by reference. Amendment No. 1 to the Rights Agreement ("Amendment No. 1") is filed as Exhibit 4.2 to the Current Report on Form 8-K, filed by the Company with the Commission on March 16, 2006, and is incorporated herein by reference. Amendment No. 2 is attached as Exhibit 4.3 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement, Amendment No. 1 and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

         4.1 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed by Aztar Corporation on December 15, 1999, and incorporated herein by reference.

         4.2 Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.2 to Current Report on Form 8-K, filed by Aztar Corporation on March 16, 2006, and incorporated herein by reference.

         4.3 Amendment No. 2, dated as of April 20, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AZTAR CORPORATION


                                       By: /s/ Neil A. Ciarfalia
                                           ------------------------------------
                                           Name:  Neil A. Ciarfalia
                                           Title: Chief Financial Officer,
                                                  Vice President and Treasurer

Date: April 20, 2006

                                  EXHIBIT INDEX

        Exhibit No.           Description
        -----------           -----------

         4.1 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed by Aztar Corporation on December 15, 1999, and incorporated herein by reference.

         4.2 Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent, filed as Exhibit 4.2 to Current Report on Form 8-K, filed by Aztar Corporation on March 16, 2006, and incorporated herein by reference.

         4.3 Amendment No. 2, dated as of April 20, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.